UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 17, 2021

Hines Global Income Trust, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
         Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information discussed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 17, 2021, HGIT Properties LP (the “Operating Partnership”), a majority-owned subsidiary and the operating partnership of Hines Global Income Trust, Inc. (the “Company”), and Hines Interests Limited Partnership (“Hines”) entered into a Fifth Amendment to Uncommitted Loan Agreement (the “Fifth Amendment”), pursuant to which the uncommitted loan agreement dated October 2, 2017, by and between the Operating Partnership and Hines, as amended (the “Hines Credit Facility”), was amended to extend the termination date for a period of up to one additional year. As amended, the Hines Credit Facility will terminate on the earlier to occur of (a) the termination of the availability period as determined by Hines at its discretion (which will not impact the maturity date of any outstanding or previously approved advance under the Hines Credit Facility); (b) December 31, 2022; and (c) the date Hines accelerates the repayment of the Hines Credit Facility pursuant to any event of default.  There were no other material changes to the terms of the Hines Credit Facility. Hines is the sponsor of the Company.

The above description of the Fifth Amendment is a summary and is qualified in its entirety by the Fifth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. Further information about the Hines Credit Facility, as amended, can be found in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 3, 2017 and December 6, 2017.

Item 8.01 Other Items.

Extended and Renewed Advisory Agreement

The Company, the Operating Partnership and HGIT Advisors LP (the "Advisor") are parties to that certain Amended and Restated Advisory Agreement, dated as of December 6, 2017 (the “Advisory Agreement”). The Advisory Agreement had an initial term of one year, and may be renewed for an unlimited number of successive one-year terms. On December 15, 2021, the Company’s board of directors, including the independent directors, approved the renewal of the Advisory Agreement for an additional one-year term and the Advisor agreed to the renewal, extending the term of the agreement to December 31, 2022.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Fifth Amendment to Uncommitted Loan Agreement, dated as of December 17, 2021, by and between HGIT Properties, LP, as borrower, and Hines Interests Limited Partnership, as lender.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global Income Trust, Inc.

December 17, 2021	By:	/s/ A. Gordon Findlay
Name: A. Gordon Findlay
Title: Chief Accounting Officer, Treasurer and Secretary